EXHIBIT 32.1

OFFICER’S CERTIFICATION

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Annual Report on Form 10-K of TELETOUCH COMMUNICATIONS, INC. (the “Company”) for the fiscal year ended May 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert M. McMurrey, Chief Executive Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to the best of his knowledge:

1.	The Report is in full compliance with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Robert M. McMurrey
Robert M. McMurrey
Chief Executive Officer
August 29, 2012